THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

ChoicePlusSM Fusion

Supplement dated February 4, 2019 to the Prospectus dated May 1, 2018

This supplement outlines important information related to the investment options under your contract. All other provisions in your prospectus remain unchanged. This supplement is for informational purposes only and requires no action on your part.

Fund Addition – Beginning February 19, 2019, the LVIP SSGA Emerging Markets Equity Index Fund (Service Class) will be available as a new investment under your contract.

Fund Expenses - The following table reflects the expenses charged by the fund that is being added (as a percentage of the fund’s average net assets):

	Management Fees (before any waivers/reimbursements) +	12b-1 Fees (before any waivers/ reimbursements) +	Other Expenses (before any waivers/ reimbursements) +	Acquired Fund Fees and Expenses (AFFE) =	Total Expenses (before any waivers/ reimbursements)
LVIP SSGA Emerging Markets Equity Index Fund (Service Class)	0.34%	0.25%	0.14%	0.00%	0.73%

Investments of the Variable Account – Description of the Funds.  The following fund is added to the prospectus. More detailed information may be obtained from the current fund prospectus, which you should read carefully. Please be advised that there is no assurance that the fund will achieve its stated objective.

LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
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LVIP SSGA Emerging Markets Equity Index Fund (Service Class): To seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.

The Contracts – Investment Requirements.  If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

The following change applies to Investment Requirements for other Living Benefit Riders. The LVIP SSGA Emerging Markets Equity Index Fund is added to the list of funds that are not available with these riders.

Please retain this supplement for future reference.